UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

May 31, 2011

Annual Repor t

Western Asset

Institutional

AMT Free

Municipal

Money Market

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Institutional AMT Free Municipal Money Market Fund

Fund Objective

The Fund seeks current income that is exempt from federal income tax* to the extent consistent with preservation of capital and the maintenance of liquidity.

*	Certain investors may be subject to the federal alternative minimum tax (AMT), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Institutional AMT Free Municipal Money Market Fund for the twelve-month reporting period ended May 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 24, 2011

Western Asset Institutional AMT Free Municipal Money Market Fund	III

Investment commentary

Economic review

While economic indicators were somewhat mixed, the U.S. economy continued to expand over the twelve months ended May 31, 2011. Looking back, beginning with the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. However, toward the end of the reporting period, concerns regarding the sustainability of the economic recovery returned, negatively impacting some sectors of the equity and fixed-income markets. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has been less robust than has been realized during most other periods exiting a severe recession. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%. The Commerce Department then reported that first quarter 2011 GDP growth was 1.9%. This moderation in growth during the first quarter was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given rising oil and food prices.

Turning to the job market, while there were some periods of improvement during the reporting period, unemployment remained stubbornly high. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then took two steps backward, as unemployment rose to 9.0% in April and 9.1% in May. Based on U.S. Department of Labor figures, the private sector — which represents roughly 70% of the total U.S. workforce — added only 83,000 jobs in May, the smallest amount since June 2010. As of the end of the reporting period, approximately 13.9 million Americans looking for work had yet to find a job, and roughly 45% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8% and 3.8% in April and May, respectively. At the end of May, the inventory of unsold homes was a 9.3 month supply at the current sales level, versus a 9.0 month supply in April. Existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $166,500 in May 2011, down 4.6% from May 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened at the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-two consecutive months since it began expanding (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion) in August 2009. In January 2011, the manufacturing sector expanded

IV	Western Asset Institutional AMT Free Municipal Money Market Fund

Investment commentary (cont’d)

at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan.

Financial market overview

To a large extent, the financial markets were characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. However, the financial markets experienced several periods of heightened volatility during the reporting period. The markets experienced sell-offs in mid-November 2010 and in mid-February, mid-March and May 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating early in the reporting period, the Fed took further actions to spur the economy. At its August 2010 meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with its previously announced program to use the proceeds of expiring securities to purchase Treasuries, means the Fed could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011.

At its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rateiv at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.” The Fed also announced that it will complete its $600 billion Treasury securities purchase program at the end of June.

Fixed-income market review

Most spread sectors (non-Treasuries) started the reporting period on the right foot, as they produced positive absolute returns in June and July, given robust investor demand for these securities. This rally was interrupted by a bout of risk aversion in August, with fears that the economy

Western Asset Institutional AMT Free Municipal Money Market Fund	V

might slip back into a recession. Due to expectations for additional quantitative easing, most spread sectors rallied in September and October, before weakening again in the middle of November as the European sovereign debt crisis again took center stage. Most U.S. spread sectors then rallied through the end of April 2011. However, emerging market debt produced mixed results given uncertainties in Europe, concerns regarding economic growth in China and its potential impact on the global economy, geopolitical unrest in the Middle East and the devastating earthquake and tsunami in Japan. In May, the U.S. spread sectors generally posted positive results, but underperformed equal-durationv Treasuries. This occurred as economic data were often worse-than-expected and Treasuries rallied sharply given increased investor risk aversion.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended May 31, 2011. When the period began, two- and ten-year Treasury yields were 0.76% and 3.31%, respectively. Yields largely declined during much of the next five months, with two-year Treasuries hitting their low for the reporting period of 0.33% on November 4, 2010. Ten-year Treasuries reached their reporting period trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. Yields declined again beginning in mid-February as there was another “flight to quality” due to the conflict in Libya and, later, given the tragic events in Japan. Yields moved higher toward the end of March as investor risk appetite resumed, but then declined in April and May largely due to disappointing economic data. When the period ended on May 31, 2011, two-year Treasury yields were 0.45% and ten-year Treasury yields were 3.05%. With the Fed keeping the federal funds rate at a historical low, the yields available from tax-free money market securities remained extremely low during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 24, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks current income that is exempt from federal income tax to the extent consistent with preservation of capital and the maintenance of liquidity.

Under normal circumstances, the Fund will invest substantially all of its assets in short-term high-quality municipal securities, whose interest is exempt from federal income tax, including the federal alternative minimum tax (“AMT”). Municipal securities include debt obligations issued by any of the fifty states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand notes (“VRDNs”)i, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks. Although the Fund will ordinarily not invest in securities whose interest is subject to federal income tax or the AMT, when Western Asset Management Company (“Western Asset”), the Fund’s subadviser, believes that suitable AMT free municipal securities are not available, the Fund may temporarily invest up to 20% of its assets in investments whose interest may be subject to federal income tax or the AMT.

As a money market fund, the Fund tries to maintain a share price of $1.00 and must follow strict rules as to the credit quality, diversification and maturity of its investments.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended May 31, 2011, risk appetite was generally strong as investors sought incremental yields given the low rates available from short-term fixed-income securities. Also supporting the spread sectors (non-U.S. Treasuries) were continued positive economic growth, generally improving corporate profits and strengthening corporate balance sheets.

While the spread sectors rallied during most of the reporting period, there were several occasions when investor risk aversion increased. These “flights to quality” were triggered by a number of events, including the sovereign debt crisis in Europe, concerns regarding the economy and inflation, geopolitical issues in the Middle East and Northern Africa and the tragedy in Japan. However, in most cases risk aversion was fairly quickly replaced with a resumption of demand for riskier assets.

The yields on two- and ten-year Treasuries began the fiscal year at 0.76% and 3.31%, respectively. Treasury yields fluctuated during the twelve-month reporting period given changing expectations regarding the economy and uncertainties regarding Federal Reserve Board (“Fed”)ii monetary policy. During the fiscal year, two-year Treasury yields moved as high as 0.87% and as low as 0.33%, while ten-year Treasury yields rose as high as 3.75% and fell as low as 2.41%. On May 31, 2011, yields on two- and ten-year Treasuries were 0.45% and 3.05%, respectively. Money market yields remained low during the reporting

2	Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report

Fund overview (cont’d)

period as the Fed held the federal funds rateiii at a historically low range of 0 and 1/4 percent.

The municipal bond market experienced periods of heightened volatility during the reporting period. Although the fundamentals in the municipal market remained challenging, tax-free bond prices rallied during much of the first three months of the period. This was due, in part, to generally strong demand as investors were drawn to their attractive yields. The municipal market weakened during the next five months of the period as investor demand could not absorb a sharp increase in new issuance of Build America Bonds (“BABs”). This spike in new issuance occurred as the BAB program was expiring at the end of December. Also pressuring the market were concerns regarding the financial health of some municipal bond issuers, fears of increasing defaults and investor redemptions from municipal bond mutual funds. The municipal market then rallied over much of the last four months of the fiscal year, as tax revenues increased, new issuance declined and there were signs that some states were taking steps to reduce spending and get their financial houses in order.

Q. How did we respond to these changing market conditions?

A. We continued to invest in high-quality, top tier securities as we sought to maximize income while maintaining liquidity and diversification.

Performance review

As of May 31, 2011, the seven-day current yield for Institutional Shares of Western Asset Institutional AMT Free Municipal Money Market Fund was 0.16% and the seven-day effective yield, which reflects compounding, was 0.16%.1

Certain investors may be subject to the AMT, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Western Asset Institutional AMT Free Municipal Money Market Fund Yields as of May 31, 2011 (unaudited)
	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]
Institutional Shares	0.16%	0.16%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Absent fees forgone and/or expense reimbursements, the seven-day current yield and the seven-day effective yield for Institutional Shares would have been 0.11%.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report	3

Q. What were the most significant factors affecting Fund performance?

A. The municipal money market yield curveiv remained relatively flat during the fiscal year, meaning there were typically only small differences between the yields available from shorter-term municipal money market securities and their longer-term counterparts. Given this, we maintained our large allocation to VRDNs during the reporting period.

However, at times, we were able to capture incremental yields by opportunistically investing in high-quality tax-exempt commercial paper with three- to four-month maturities. We also selectively participated in a number of smaller issuances of municipal notes with nine- to twelve-month maturities that allowed the Fund to generate somewhat higher yields.

Toward the end of the fiscal year, demand for VRDNs and tax-exempt commercial paper from taxable investors increased. This made it more challenging to identify attractively valued VRDNs and tax-exempt commercial paper.

Thank you for your investment in Western Asset Institutional AMT Free Municipal Money Market Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 14, 2011

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is still possible to lose money by investing in the Fund. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Variable rate demand notes (“VRDNs”) are floating rate notes whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4	Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph represents the composition of the Fund’s investments as of May 31, 2011 and May 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2010 and held for the six months ended May 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Institutional Shares	0.11%	$1,000.00	$1,001.10	0.22%	$1.10	Institutional Shares	5.00%	$1,000.00	$1,023.83	0.22%	$1.11

[1]	For the six months ended May 31, 2011.

[2]

Assumes the reinvestment of all distributions at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fees forgone and/or expense reimbursements) are equal to the Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

6	Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report

Schedule of investments

May 31, 2011

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 99.8%
Alabama — 3.4%
Birmingham, AL, Medical Clinic Board, University of Alabama Health Services Foundation, LOC-SunTrust Bank	0.620%	9/1/15	$2,655,000	$2,655,000	(a)(b)
Huntsville, AL, Health Care Authority, TECP:
Huntsville Hospital	0.330%	6/6/11	6,900,000	6,900,000
Huntsville Hospital	0.300%	6/22/11	9,800,000	9,800,000
Huntsville Hospital	0.210%	7/20/11	13,600,000	13,600,000
Huntsville Hospital	0.330%	8/5/11	10,000,000	10,000,000
Total Alabama				42,955,000
Arizona — 2.0%
Arizona Health Facilities Authority Revenue, Banner Health System, LOC-JPMorgan Chase	0.200%	1/1/29	12,675,000	12,675,000	(a)(b)
Phoenix, AZ, IDA Revenue, Southwestern College Phoenix, LOC-Comerica Bank	0.220%	7/1/33	3,245,000	3,245,000	(a)(b)
Tempe, AZ, Transportation Excise Tax Revenue, SPA-Royal Bank of Canada	0.210%	7/1/37	1,160,000	1,160,000	(a)(b)
Yavapai County, AZ, Highway Construction Advancement Revenue, LOC-Landesbank Hessen-Thuringen	0.220%	7/1/18	3,545,000	3,545,000	(a)(b)
Yavapai County, AZ, IDA, Hospital Facility Revenue, Northern Arizona Health Care, LOC-Banco Bilbao Vizcaya	0.600%	12/1/39	4,710,000	4,710,000	(a)(b)
Total Arizona				25,335,000
Arkansas — 0.1%
Boone County, AR, Hospital Revenue, North Arkansas Regional Medical Center Project, LOC-Bank of America N.A.	0.220%	5/1/37	1,600,000	1,600,000	(a)(b)
California — 15.4%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Pathways Home Health Hospice, LOC-U.S. Bank	0.190%	10/1/34	1,000,000	1,000,000	(a)(b)
ABAG Finance Authority for Nonprofit Corp., CA, MFH Revenue, Arbors Apartments, LIQ-FNMA	0.240%	12/15/32	1,200,000	1,200,000	(a)(b)
California EFA, TECP, Stanford University	0.370%	11/17/11	5,000,000	5,000,000
California Health Facilities Financing Authority, TECP	0.360%	6/16/11	16,450,000	16,450,000
California Health Facilities Financing Authority, TECP	0.380%	12/6/11	9,000,000	9,000,000
California PCFA, Solid Waste Disposal Revenue:
Crown Disposal Co. Inc., LOC-Union Bank N.A.	0.240%	9/1/30	4,400,000	4,400,000	(a)(b)
Pleasanton Garbage Service Inc. Project, LOC-Wells Fargo Bank N.A.	0.190%	6/1/40	2,100,000	2,100,000	(a)(b)

See Notes to Financial Statements.

Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report	7

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
California State, GO, Kindergarten-University, LOC-Citibank N.A.	0.100%	5/1/34	$5,000,000	$5,000,000	(a)(b)
California Statewide CDA, Webb Schools, LOC-Bank of New York	0.180%	9/1/37	2,400,000	2,400,000	(a)(b)
California Statewide CDA Revenue:
Retirement Housing Foundation, LOC-KBC Bank NV	0.170%	9/1/30	2,200,000	2,200,000	(a)(b)
The Pegasus School, LOC-Bank of America N.A.	0.380%	9/1/28	665,000	665,000	(a)(b)
California Statewide CDA, TECP	0.390%	9/7/11	5,100,000	5,100,000
California Statewide CDA, TECP	0.400%	12/7/11	3,800,000	3,800,000
California Statewide CDA, TECP:
Kaiser Permanente	0.360%	6/9/11	4,950,000	4,950,000
Kaiser Permanente	0.360%	6/9/11	2,700,000	2,700,000
Kaiser Permanente	0.390%	8/5/11	6,100,000	6,100,000
California Transit Finance Authority, AGM, SPA-Credit Suisse First Boston	0.600%	10/1/27	400,000	400,000	(a)(b)
Cerritos, CA, Community College District, GO, BAN	2.000%	4/30/12	4,350,000	4,406,397
Coachella Valley, CA, USD, COP, 2006 School Financing Project, AGM, SPA-Dexia Credit Local	1.000%	9/1/36	3,195,000	3,195,000	(a)(b)
Corona-Norco, CA, USD, GO, TRAN	2.000%	9/28/11	5,400,000	5,425,017
East Bay, CA, MUD, TECP	0.410%	6/2/11	4,200,000	4,200,000
East Bay, CA, MUD, TECP	0.420%	6/2/11	2,900,000	2,900,000
East Bay, CA, MUD, TECP	0.410%	6/6/11	3,700,000	3,700,000
East Bay, CA, MUD, TECP	0.400%	6/9/11	6,800,000	6,800,000
East Bay, CA, MUD, TECP	0.370%	7/14/11	4,000,000	4,000,000
Hesperia, CA, COP, Civic Plaza Financing, LOC-Bank of America N.A.	0.220%	10/1/34	11,285,000	11,285,000	(a)(b)
Orange County, CA, Improvement Bond, Assessment District No. 88-1, LOC-KBC Bank N.V.	0.110%	9/2/18	10,000,000	10,000,000	(a)(b)
Paramount, CA, USD:
COP, School Facility Bridge Funding, AGM, SPA-Wachovia Bank N.A.	0.300%	9/1/31	6,520,000	6,520,000	(a)(b)
School Facility Bridge Funding Program, AGM, SPA-Wells Fargo Bank N.A.	0.300%	9/1/30	4,000,000	4,000,000	(a)(b)
Perris, CA, Union High School District, COP:
School Financing Project, AGM, SPA-Dexia Credit Local	0.950%	9/1/18	1,060,000	1,060,000	(a)(b)
School Financing Project, AGM, SPA-Dexia Credit Local	0.950%	9/1/33	6,755,000	6,755,000	(a)(b)
Richmond, CA, GO, TRAN	2.000%	7/14/11	3,370,000	3,375,522

See Notes to Financial Statements.

8	Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
San Diego County, CA, Regional Transportation Commission, Sales Tax Revenue, SPA-JPMorgan Chase	0.150%	4/1/38	$3,185,000	$3,185,000	(a)(b)
San Diego, CA, Water Authority, TECP, LOC-BNP Paribas	0.240%	6/15/11	9,000,000	9,000,000
San Mateo County, CA, Joint Powers Financing Authority, Lease Revenue, Public Safety Project, LOC-Wells Fargo Bank N.A.	0.210%	4/1/39	1,220,000	1,220,000	(a)(b)
San Mateo, CA, Union High School District, GO, BAN	2.000%	2/15/12	5,000,000	5,047,617
San Rafael, CA, GO, TRAN	2.000%	7/28/11	2,140,000	2,144,145
Turlock, CA, Irrigation District Revenue	0.750%	8/12/11	19,600,000	19,600,018
Ventura County, CA, Public Financing Authority, TECP, LOC-Bank of Nova Scotia	0.290%	9/9/11	1,450,000	1,450,000
West Basin, CA, Municipal Water District Revenue, COP, SPA-Dexia Credit Local	0.150%	8/1/21	1,700,000	1,700,000	(a)(b)
Total California				193,433,716
Colorado — 2.3%
Arapahoe County, CO, Exelsior Youth Centers Inc., LOC-US Bank	0.200%	12/1/15	2,355,000	2,355,000	(a)(b)
Colorado Educational & Cultural Facilities Authority Revenue:
National Jewish Federation Bond Program, LOC-Bank of America	0.130%	9/1/33	3,975,000	3,975,000	(a)(b)
National Jewish Federation Bond Program, LOC-Bank of America	0.130%	2/1/35	100,000	100,000	(a)(b)
National Jewish Federation Bond Program, LOC-Bank of America	0.130%	9/1/35	4,400,000	4,400,000	(a)(b)
National Jewish Federation Bond, LOC-Bank of America N.A.	0.130%	2/1/38	1,300,000	1,300,000	(a)(b)
Colorado Health Facilities Authority Revenue, Catholic Health, SPA-Landesbank Baden-Wurttemberg	0.210%	3/1/44	1,500,000	1,500,000	(a)(b)
Colorado HFA Revenue, Multi-Family Project, SPA-FHLB	0.200%	10/1/30	4,080,000	4,080,000	(a)(b)
Colorado Springs, CO, Utilities Revenue, Subordinated, Lien Improvement, SPA-Dexia Credit Local	0.500%	11/1/25	2,100,000	2,100,000	(a)(b)
Cornerstone Metropolitan District No. 2, CO, GO, Limited Tax, LOC-Bank of America N.A.	0.210%	12/1/46	2,030,000	2,030,000	(a)(b)
Denver, CO, City & County, COP:
SPA-JPMorgan Chase	0.120%	12/1/29	2,200,000	2,200,000	(a)(b)
SPA-JPMorgan Chase	0.120%	12/1/29	1,215,000	1,215,000	(a)(b)

See Notes to Financial Statements.

Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report	9

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Colorado — continued
Park 70 Metropolitan District, CO, GO, Limited Tax Convertible Unlimited Tax, LOC-U.S. Bank N.A.	0.800%	12/1/11	$1,365,000	$1,365,000	(c)
University of Colorado Hospital Authority Revenue, LOC-Wells Fargo Bank N.A.	0.180%	11/15/41	2,030,000	2,030,000	(a)(b)
Total Colorado				28,650,000
Connecticut — 0.7%
Capital City EDA, SPA-Bank of America N.A.	0.200%	6/15/24	3,100,000	3,100,000	(a)(b)
Connecticut State HEFA Revenue, St. Joseph College, LOC-Sovereign Bank FSB & Banco Santander SA	0.600%	7/1/38	1,600,000	1,600,000	(a)(b)
Connecticut State HFA, Housing Mortgage Finance Program	0.450%	11/15/11	300,000	300,000	(c)
Connecticut State, GO, SPA-Landesbank Hessen-Thuringen	0.250%	2/15/21	300,000	300,000	(a)(b)
Hartford, CT, GO, BAN	2.000%	4/12/12	1,450,000	1,467,157
Waterbury, CT, GO, BAN	2.000%	8/31/11	1,695,000	1,701,407
Total Connecticut				8,468,564
District of Columbia — 0.4%
District of Columbia Revenue:
American Sociological Association, LOC-PNC Bank N.A.	0.180%	12/1/37	2,575,000	2,575,000	(a)(b)
Washington Center for Internships and Academic Seminars, LOC-Branch Banking & Trust	0.210%	2/1/48	2,100,000	2,100,000	(a)(b)
Total District of Columbia				4,675,000
Florida — 5.6%
Broward County, FL, EFA Revenue, Nova Southeastern University Inc., LOC-Bank of America N.A.	0.120%	4/1/24	660,000	660,000	(a)(b)
Collier County, FL, IDA, Health Care Facilities Revenue, NCH Healthcare Systems Inc., LOC-Fifth Third Bank	0.330%	11/1/22	3,425,000	3,425,000	(a)(b)
Florida Municipal Loan Council, TECP, LOC-Bank of America	0.320%	8/9/11	3,672,000	3,672,000
Hillsborough County, FL, School Board COP, Master Lease, NATL, LOC-Wells Fargo Bank N.A.	0.140%	7/1/30	5,000,000	5,000,000	(a)(b)
Jacksonville, FL, Health Facilities Authority Hospital Revenue, LOC-Bank of America N.A.	0.120%	8/15/33	1,000,000	1,000,000	(a)(b)
Jacksonville, FL, Health Facilities Authority, Hospital Revenue, Baptist Medical Center Project	0.140%	8/15/21	155,000	155,000	(a)(b)
Miami-Dade County, FL, Health Facilities Authority Hospital Revenue, Miami Children’s Hospital Project, NATL, LOC-Wells Fargo Bank N.A.	0.180%	8/1/34	22,950,000	22,950,000	(a)(b)

See Notes to Financial Statements.

10	Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Miami-Dade County, FL, Expressway Authority Toll System Revenue, AGM	0.750%	7/1/11	$1,705,000	$1,705,321
Miami-Dade County, FL, IDA, Gulliver School Project, LOC-Bank of America	0.280%	9/1/29	3,145,000	3,145,000	(a)(b)
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare, AGM, SPA-Dexia Credit Local	0.400%	10/1/41	100,000	100,000	(a)(b)
Orange County, FL, School Board COP, LOC-Wells Fargo Bank N.A.	0.140%	8/1/22	2,000,000	2,000,000	(a)(b)
Palm Beach County, FL, Revenue, Comprehensive Alcoholism Rehabilitation Programs Inc., LOC-Wells Fargo Bank N.A.	0.280%	4/1/20	225,000	225,000	(a)(b)
Pinellas County, FL, Health Facilities Authority Revenue, Health Systems Baycare, AGM, SPA-Morgan Stanley	0.230%	11/15/33	4,520,000	4,520,000	(a)(b)
Sarasota County, FL, Health Facility Authority Revenue, Bay Village Project, LOC-Bank of America N.A.	0.330%	12/1/23	5,700,000	5,700,000	(a)(b)
Sarasota County, FL, Public Hospital District Revenue, Sarasota Memorial Hospital, LOC-Northern Trust Co.	0.120%	7/1/37	100,000	100,000	(a)(b)
Sunshine State, FL, Governmental Financing Commission Revenue, LOC-Dexia Credit Local	0.600%	7/1/16	13,150,000	13,150,000	(a)(b)
UCF Health Facilities Corp., FL, Capital Improvement Revenue, UCF Health Sciences Campus, LOC-Fifth Third Bank	0.330%	7/1/37	3,535,000	3,535,000	(a)(b)
Total Florida				71,042,321
Georgia — 1.1%
Atlanta, GA, Development Authority Revenue, Georgia Aquarium Inc. Project, LOC-SunTrust Bank & FHLB	0.180%	10/1/33	4,000,000	4,000,000	(a)(b)
Cobb County, GA, Development Authority Educational Facilities Revenue, Mount Paran Christian School Inc. Project, LOC-Wells Fargo Bank N.A.	0.180%	7/1/22	700,000	700,000	(a)(b)
DeKalb Private Hospital Authority Revenue, GA, Revenue Anticipation CTFS, Children’s Health Care of Atlanta Inc., SPA-Landesbank Hessen-Thuringen	0.180%	7/1/42	2,890,000	2,890,000	(a)(b)
Fulton County, GA, Development Authority Revenue, Children’s Health Care of Atlanta Foundation Inc., SPA-Landesbank Hessen-Thuringen	0.190%	7/1/42	2,700,000	2,700,000	(a)(b)
Macon-Bibb County, GA, IDR, I-75 Business Park & Airport Project, LOC-Wells Fargo Bank N.A.	0.280%	7/1/20	1,365,000	1,365,000	(a)(b)
Savannah, GA, EDA, Revenue, YMCA of Coastal Georgia Inc. Project, LOC-Bank of America N.A.	0.220%	9/1/24	1,200,000	1,200,000	(a)(b)

See Notes to Financial Statements.

Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report	11

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Thomasville, GA, Hospital Authority Revenue, Anticipation CTFS, John Archbold Medical Center Inc., LOC-Branch Banking & Trust	0.210%	11/1/23	$700,000	$700,000	(a)(b)
Total Georgia				13,555,000
Illinois — 6.1%
Chicago, IL, Sales Tax Revenue, SPA-JPMorgan Chase	0.130%	1/1/34	1,500,000	1,500,000	(a)(b)
Chicago, IL, Tax Increment Revenue, Tax Allocation Bonds, Near North Redevelopment Project, Senior Lien, LOC-Bank of New York	0.220%	1/1/19	32,835,000	32,835,000	(a)(b)
Chicago, IL, Wastewater Transmission Revenue, LOC-Bank of America N.A.	0.110%	1/1/39	1,000,000	1,000,000	(a)(b)
Cook County, IL, Catholic Theological University Project, LOC-Harris Trust and Savings Bank	0.220%	2/1/35	3,000,000	3,000,000
Elgin, IL, Educational Facilities Revenue, Harvest Christian Academy, LOC-Fifth Third Bank	0.330%	8/1/29	3,480,000	3,480,000	(a)(b)
Illinois Development Finance Authority Revenue, Evanston Northwestern, SPA-JPMorgan Chase	0.120%	5/1/31	4,200,000	4,200,000	(a)(b)
Illinois DFA, Chicago Educational Television Association, LOC-LaSalle Bank N.A.	0.280%	11/1/14	2,500,000	2,500,000	(a)(b)
Illinois Finance Authority Revenue:
Educational Facility de Salle Project, LOC-Fifth Third Bank	0.330%	6/1/37	3,600,000	3,600,000	(a)(b)
Everest Academy of Lemont Inc., LOC-First Midwest Bank N.A., FHLB	0.280%	2/1/34	6,725,000	6,725,000	(a)(b)
GO, Latin School Project, LOC-JPMorgan Chase	0.200%	8/1/35	1,100,000	1,100,000	(a)(b)
Loyola Academy, LOC-JPMorgan Chase	0.200%	10/1/37	7,500,000	7,500,000	(a)(b)
Provena Health, LOC-JPMorgan Chase	0.200%	8/15/44	2,000,000	2,000,000	(a)(b)
Uhlich Children’s Advantage, LOC-JPMorgan Chase	0.220%	5/1/36	4,300,000	4,300,000	(a)(b)
Savanna, IL, IDR, Metform LLC Project, LOC-Bank of America N.A.	0.220%	5/1/19	3,400,000	3,400,000	(a)(b)
Total Illinois				77,140,000
Indiana — 3.9%
Clarksville, IN, Revenue, Retirement Housing Foundation, LOC-KBC Bank N.V.	0.190%	9/1/17	1,000,000	1,000,000	(a)(b)
Fort Wayne, IN, Waterworks Utility Revenue, BAN	0.650%	2/8/12	5,100,000	5,100,000
Indiana State Development Finance Authority Revenue, Educational Facilities, Christel House Inc. Project, LOC-Fifth Third Bank	0.330%	2/1/23	3,370,000	3,370,000	(a)(b)
Indiana State Finance Authority Revenue:
Lease Appropriation, SPA-JPMorgan Chase	0.120%	2/1/35	10,100,000	10,100,000	(a)(b)
Lease Appropriation, SPA-JPMorgan Chase	0.100%	2/1/39	7,700,000	7,700,000	(a)(b)

See Notes to Financial Statements.

12	Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Indiana — continued
Marquette Project, LOC-Branch Banking & Trust	0.230%	3/1/39	$6,670,000	$6,670,000	(a)(b)
Indianapolis, IN, MFH Revenue, Washington Pointe LP Project, FNMA, LIQ-FNMA	0.180%	4/15/39	1,060,000	1,060,000	(a)(b)
St. Joseph County, IN, Educational Facilities Revenue, University of Notre Dame du Lac, SPA-Banco Bilbao Vizcaya	0.210%	3/1/38	13,756,000	13,756,000	(a)(b)
Total Indiana				48,756,000
Kentucky — 0.6%
Boyle County, KY, Hospital Revenue, Ephraim McDowell Health Project, LOC-Branch Banking & Trust	0.200%	4/1/36	4,200,000	4,200,000	(a)(b)
Warren County, KY, Revenue, WKU Student Life Foundation Inc., LOC-JPMorgan Chase	0.200%	6/1/30	720,000	720,000	(a)(b)
Williamstown, KY, League of Cities Funding Trust Lease Revenue, LOC-U.S. Bank N.A.	0.190%	7/1/38	2,720,000	2,720,000	(a)(b)
Total Kentucky				7,640,000
Louisiana — 3.4%
Louisiana Local Government Environmental Facilities & CDA Revenue, Healthcare Facilities Baton, LOC-LaSalle Bank	0.200%	11/1/37	11,520,000	11,520,000	(a)(b)
Louisiana PFA Revenue:
Tiger Athletic, LOC-Capital One N.A., FHLB	0.180%	9/2/33	14,255,000	14,255,000	(a)(b)
Tiger Athletic, LOC-Capital One N.A., FHLB	0.180%	9/2/39	6,980,000	6,980,000	(a)(b)
St. James Parish, LA, Revenue, Nustar Logistics LP Project, LOC-JPMorgan Chase	0.190%	12/1/40	8,600,000	8,600,000	(a)(b)
St. Tammany Parish, LA, Development District Revenue, Rooms to Go St. Tammany LLC, LOC-SunTrust Bank	0.620%	7/1/38	1,900,000	1,900,000	(a)(b)
Total Louisiana				43,255,000
Maryland — 3.9%
Anne Arundel County, MD, GO, TECP, BAN, LOC-State Street Bank & Trust Co.	0.320%	6/8/11	13,320,000	13,320,000
Maryland State Economic Development Corp., EDR, Academy of Sciences Project, LOC-Bank of America N.A.	0.280%	4/1/33	1,470,000	1,470,000	(a)(b)
Maryland State Health & Higher EFA Revenue:
French International School, LOC-SunTrust Bank	0.620%	9/1/34	2,930,000	2,930,000	(a)(b)
Upper Chesapeake Medical Center Inc., LOC-Branch Banking & Trust	0.190%	1/1/43	2,090,000	2,090,000	(a)(b)
Montgomery County, MD, Housing Opportunities Commission, Multi-Family Revenue, Housing Development, GNMA, FNMA, FHLMC, FHA, LOC-FNMA, FHLMC	0.180%	7/1/36	1,610,000	1,610,000	(a)(b)

See Notes to Financial Statements.

Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report	13

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Maryland — continued
Washington Suburban Sanitation District, MD, GO:
BAN, SPA-Helaba	0.230%	6/1/23	$22,500,000	$22,500,000	(a)(b)
BAN, SPA-Landesbank Hessen-Thuringen	0.230%	6/1/23	5,000,000	5,000,000	(a)(b)
Total Maryland				48,920,000
Massachusetts — 4.3%
Amesbury, MA, GO, BAN	1.250%	12/16/11	1,000,000	1,001,828
Amherst, MA, GO, BAN	1.250%	7/20/11	3,100,000	3,102,522
Holyoke, MA, GO, BAN	1.250%	2/24/12	1,752,500	1,757,339
Lawrence, MA, GO:
BAN	1.250%	12/1/11	2,100,000	2,104,064
BAN	1.500%	12/1/11	1,128,100	1,131,404
Malden, MA, GO, BAN	1.000%	12/16/11	1,787,755	1,791,698
Massachusetts State DFA Revenue:
Alliance Health of Massachusetts Inc. Project, LOC-Sovereign Bank FSB, Banco Santander PR	0.600%	1/1/26	6,125,000	6,125,000	(a)(b)
Buckingham Browne and Nichols School, LOC-JPMorgan Chase	0.190%	6/1/36	2,100,000	2,100,000	(a)(b)
Clark University, LOC-TD Banknorth N.A.	0.180%	10/1/38	3,500,000	3,500,000	(a)(b)
Judge Rotenburg Educational Center, LOC-Fleet National Bank, Bank of America N.A.	0.200%	6/1/23	1,015,000	1,015,000	(a)(b)
Marine Biological Laboratory, LOC-JPMorgan Chase	0.190%	10/1/36	1,075,000	1,075,000	(a)(b)
Notre Dame Health Care Center, LOC-KBC Bank NV	0.280%	10/1/29	6,870,000	6,870,000	(a)(b)
Smith College	0.140%	7/1/29	100,000	100,000	(a)(b)
Thayer Academy, Assured Guaranty, SPA-TD Bank N.A.	0.230%	7/1/37	4,200,000	4,200,000	(a)(b)
Wentworth Institute of Technology, LOC-JPMorgan Chase	0.190%	10/1/33	3,270,000	3,270,000	(a)(b)
Massachusetts State HEFA Revenue:
Capital Asset Program, LOC-Bank of America	0.180%	7/1/31	515,000	515,000	(a)(b)
Children’s Hospital Corp., LOC-JPMorgan Chase	0.130%	10/1/49	1,400,000	1,400,000	(a)(b)
Fairview Extended, LOC-Bank of America	0.220%	1/1/27	565,000	565,000	(a)(b)
Hillcrest Extended Care A, LOC-Bank of America N.A.	0.220%	10/1/26	2,995,000	2,995,000	(a)(b)
Massachusetts State IFA Revenue:
Nova Realty Trust, LOC-TD Bank N.A.	0.150%	12/1/24	1,900,000	1,900,000	(a)(b)
Whitehead Institute Biomed Research, SPA-Bank of America	0.270%	7/1/26	400,000	400,000	(a)(b)

See Notes to Financial Statements.

14	Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Massachusetts — continued
Massachusetts State Water Resources Authority, Multi-Modal, LOC-Helaba	0.160%	8/1/28	$400,000	$400,000	(a)(b)
Massachusetts State, GO, SPA-Landesbank Hessen-Thuringen	0.160%	1/1/21	1,200,000	1,200,000	(a)(b)
Merrimack Valley, MA, Regional Transit Authority, RAN	1.750%	6/24/11	2,500,000	2,500,512
Newburyport, MA, GO, BAN	1.500%	1/20/12	400,000	401,823
Pittsfield, MA, GO, BAN	1.250%	1/27/12	2,003,733	2,008,172
Salem, MA, GO, State Aid Anticipation Notes	1.000%	10/21/11	1,000,000	1,001,233
Total Massachusetts				54,430,595
Michigan — 2.3%
Michigan Finance Authority	4.750%	8/22/11	12,825,000	12,849,242
Michigan State Strategic Fund Ltd. Obligation Revenue, Kroger Co. Recovery Zone, LOC-Bank of Tokyo-Mitsubishi UFJ	0.240%	1/1/26	2,500,000	2,500,000	(a)(b)
Milan, MI, Area Schools, GO, Refunding, Q-SBLF, LOC-Landesbank Hessen-Thuringen	0.220%	5/1/30	8,910,000	8,910,000	(a)(b)
Waterford, MI, School District, GO, BAN	1.500%	9/23/11	4,750,000	4,756,754
Total Michigan				29,015,996
Mississippi — 2.4%
Mississippi Development Bank, Special Obligation, Harrison, AGM, SPA-Dexia Credit Local	0.650%	7/1/33	30,000,000	30,000,000	(a)(b)
Mississippi State Lease Revenue, COP, Master Lease Program State Agencies	3.000%	10/15/11	500,000	503,697
Total Mississippi				30,503,697
Missouri — 1.6%
Missouri State HEFA, Health Facilities Revenue, SSM Health Care Corp., LOC-PNC Bank N.A.	0.110%	6/1/45	4,100,000	4,100,000	(a)(b)
Missouri State HEFA, TECP, LOC-Bank of Nova Scotia	0.320%	6/6/11	2,400,000	2,400,000
Missouri State HEFA, Washington University, SPA-JPMorgan Chase	0.100%	2/15/33	100,000	100,000	(a)(b)
Missouri State Public Utilities Commission Revenue, Interim Construction Notes	2.000%	8/1/11	3,440,000	3,447,125
Nodaway County, MO, IDA, Educational Facilities Revenue, Northwest Foundation Inc., LOC-U.S. Bank N.A.	0.180%	11/1/28	5,755,000	5,755,000	(a)(b)
St. Charles County, MO, Public Water Supply, District No. 2, COP, LOC-Bank of America N.A.	0.190%	12/1/33	4,200,000	4,200,000	(a)(b)
Total Missouri				20,002,125

See Notes to Financial Statements.

Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report	15

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Nevada — 0.7%
Clark County, NV, Airport Revenue, Junior Subordinated Lien Notes	2.500%	6/1/11	$3,500,000	$3,500,000
Clark County, NV, Highway Revenue, TECP, LOC-BNP Paribas	0.350%	6/6/11	2,745,000	2,745,000
Truckee Meadows, NV, Water Authority Revenue, TECP:
LOC-Lloyds TSB Bank PLC	0.360%	6/15/11	1,400,000	1,400,000
LOC-Lloyds TSB Bank PLC	0.360%	6/15/11	1,240,000	1,240,000
Total Nevada				8,885,000
New Hampshire — 0.4%
New Hampshire HEFA Revenue, Dartmouth Hitchcock Obligation, AGM, SPA-Dexia Credit Local & JPMorgan Chase	0.500%	8/1/31	4,600,000	4,600,000	(a)(b)
New Jersey — 2.6%
Camden County, NJ, Improvement Authority Revenue, County Guaranteed Loan Notes, Capital Program	1.500%	12/28/11	1,700,000	1,708,454
Camden County, NJ, Municipal Utilities Authority, Sewer Revenue, County Agreement	5.000%	7/15/11	340,000	341,762
Clifton, NJ, GO, BAN	1.000%	11/15/11	1,293,000	1,294,936
Elizabeth, NJ, GO, BAN	1.500%	4/13/12	1,000,000	1,003,161
Haddon Heights, NJ, GO, BAN	1.500%	6/10/11	441,482	441,530
Hudson County, NJ, Improvement Authority, County-GTD Pooled Notes	2.000%	1/9/12	9,105,200	9,168,340
Livingston Township, NJ, GO:
BAN	1.000%	8/3/11	1,200,000	1,200,907
BAN	1.000%	1/19/12	6,800,000	6,816,730
Middlesex County, NJ, GO, BAN	1.250%	6/8/11	450,000	450,063
Montclair Township, NJ, GO, BAN	1.250%	12/15/11	3,839,000	3,843,301
Pompton Lakes Borough, NJ, GO, BAN	1.250%	1/20/12	1,000,000	1,002,330
South Orange Village Township, NJ, GO:
BAN	2.000%	9/8/11	1,294,771	1,299,303
BAN	2.000%	1/31/12	2,100,000	2,119,581
Verona Township, NJ, GO:
BAN	1.000%	8/12/11	1,360,000	1,360,824
BAN	1.000%	12/14/11	1,085,000	1,086,963
Total New Jersey				33,138,185

See Notes to Financial Statements.

16	Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
New Mexico — 0.7%
New Mexico State Hospital Equipment Loan Council Hospital Revenue, San Juan Regional Medical Center, Recovery Zone Facility, LOC-Wells Fargo Bank N.A.	0.280%	6/1/40	$8,800,000	$8,800,000	(a)(b)
New York — 7.0%
Albany County, NY, GO	1.000%	6/1/11	600,000	600,000
Albany, NY, GO, BAN	2.000%	7/8/11	3,611,690	3,616,120
Amityville, NY, Union Free School District, GO, TAN	1.000%	6/30/11	3,200,000	3,201,318
Arlington, NY, CSD, GO, BAN	1.000%	11/17/11	634,000	634,901
Baldwinsville, NY, CSD, GO, BAN	1.000%	10/14/11	2,200,000	2,203,312
Berne-Knox-Westerlo, NY, CDS, GO, BAN	1.000%	12/30/11	1,800,000	1,801,861
Brookhaven, NY, GO, BAN	1.250%	9/28/11	15,442,593	15,476,699
Dunkirk, NY, GO, BAN	1.500%	3/29/12	1,900,000	1,907,137
East Rockaway, NY, GO, BAN	1.500%	7/15/11	1,300,000	1,301,072
Essex County, NY, GO, BAN	1.000%	11/18/11	900,000	901,161
Hamburg Town, NY, GO, BAN	1.250%	7/13/11	2,297,200	2,298,537
Hampton Bays, NY, Union Free School District, GO, TAN	1.000%	6/23/11	4,600,000	4,600,880
Hendrick Hudson, NY, CSD, Westchester, GO, TAN	1.000%	6/24/11	1,100,000	1,100,179
Jordan-Elbridge, NY, CSD, GO, BAN	2.000%	6/28/11	4,356,000	4,357,840
Lynbrook, NY, Union Free School District, GO, TAN	1.000%	6/24/11	1,730,000	1,730,400
Middletown, NY, GO, BAN	1.500%	2/23/12	1,000,000	1,003,315
MTA, NY Dedicated Tax Fund, AGM, SPA-Dexia Credit Local	0.550%	11/1/31	200,000	200,000	(a)(b)
Nassau County, NY, Interim Finance Authority, LIQ-Bank of America N.A.	0.230%	11/15/17	2,500,000	2,500,000	(a)(b)
New York City, NY, GO:
LOC-Bank of America N.A.	0.170%	4/1/36	300,000	300,000	(a)(b)
LOC-Landesbank Hessen-Thuringen	0.170%	8/1/24	2,230,000	2,230,000	(a)(b)
LOC-Royal Bank of Scotland	0.220%	9/1/35	1,700,000	1,700,000	(a)(b)
New York City, NY, HDC, Multi-Family Mortgage Revenue, Sons of Italy Apartments, LOC-Wells Fargo Bank N.A.	0.200%	2/1/49	1,900,000	1,900,000	(a)(b)
New York City, NY, Industrial Development Agency, Civic Facility Revenue, Refunding and Improvement, 07 All Stars Project, LOC-JPMorgan Chase	0.210%	12/1/36	4,275,000	4,275,000	(a)(b)
New York State Dormitory Authority Revenue, Non-State Supported Debt, University of Rochester, LOC-JPMorgan Chase	0.210%	7/1/33	1,040,000	1,040,000	(a)(b)

See Notes to Financial Statements.

Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report	17

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York State Power Authority, TECP, LOC-JPMorgan Chase, Bank of Nova Scotia, State Street Bank & Trust Co., Wells Fargo Bank N.A., Bank of New York	0.270%	7/14/11	$700,000	$700,000
Newstead, NY, GO, BAN	1.500%	7/27/11	885,000	885,388
Oswego, NY, City School District, GO, BAN	1.000%	8/26/11	4,200,000	4,202,652
Plattsburgh, NY, GO, BAN	1.250%	9/23/11	2,360,000	2,362,263
Sherburne Earleville, NY, CSD, GO, BAN	1.500%	6/30/11	4,229,101	4,230,631
Sleepy Hollow, NY, GO, BAN	1.000%	8/12/11	2,251,000	2,252,319
Susquehanna Valley, NY, CSD, GO:
BAN	1.250%	7/29/11	3,650,000	3,652,065
BAN	1.250%	7/29/11	2,000,000	2,001,300
Tarrytowns NY, Union Free School District, GO, BAN	1.000%	2/17/12	3,200,000	3,208,627
West Seneca, NY, GO, BAN	1.000%	12/21/11	1,423,000	1,425,430
Westchester County, NY, Industrial Development Agency, Civic Facility Revenue, Northern Westchester Hospital Association, LOC-Commerce Bank N.A.	0.130%	11/1/24	2,300,000	2,300,000	(a)(b)
Total New York				88,100,407
North Carolina — 1.6%
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, AGM, SPA-Dexia Credit Local	0.420%	1/15/42	1,450,000	1,450,000	(a)(b)
Mecklenburg County, NC, COP, SPA-Branch Banking and Trust	0.210%	2/1/26	3,005,000	3,005,000	(a)(b)
North Carolina Capital Facilities Finance Agency:
Educational Facilities Revenue, Duke School for Children, LOC-Bank of America	0.200%	9/1/27	1,900,000	1,900,000	(a)(b)
Lees-McRae College, LOC-Branch Banking & Trust Corp.	0.280%	2/1/25	2,545,000	2,545,000	(a)(b)
North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue, High Point University Project, LOC-Branch Banking & Trust	0.210%	5/1/30	2,810,000	2,810,000	(a)(b)
North Carolina Capital Facilities Finance Agency, Recreational Facilities Revenue, YMCA of Greater Charlotte Project, LOC-Wells Fargo Bank N.A.	0.180%	4/1/29	635,000	635,000	(a)(b)
North Carolina Medical Care Commission, Health Care Facilities Revenue, University Health Systems of Eastern Carolina Inc., LOC-Branch Banking & Trust	0.190%	12/1/36	2,640,000	2,640,000	(a)(b)
North Carolina Medical Care Community, Health Care Facilities Revenue, First Mortgage Deerfield, LOC-Branch Banking & Trust	0.210%	11/1/38	5,000,000	5,000,000	(a)(b)
North Carolina State Ports Authority Facilities Revenue, LOC-Branch Banking & Trust	0.210%	6/1/36	410,000	410,000	(a)(b)
Total North Carolina				20,395,000

See Notes to Financial Statements.

18	Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Ohio — 3.9%
Akron, Bath, and Copley, OH, Joint Township Hospital District, Health Care Facilities Sumner Project, LOC-KBC Bank N.V.	0.180%	12/1/32	$4,045,000	$4,045,000	(a)(b)
Akron, OH, GO, BAN	1.125%	12/8/11	1,315,000	1,318,566
Montgomery County, OH, Revenue:
Miami Valley Hospital	0.110%	11/15/45	24,900,000	24,900,000	(a)(b)
Miami Valley Hospital, SPA-JPMorgan Chase	0.120%	11/15/45	3,000,000	3,000,000	(a)(b)
Ohio State Air Quality Development Authority Revenue, Timken Co. Project, LOC-Fifth Third Bank	0.480%	11/1/25	3,600,000	3,600,000	(a)(b)
Ohio State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, LIQ-KBC Bank N.V.	0.200%	9/1/32	2,700,000	2,700,000	(a)(b)
Toledo-Lucas County, OH, Port Authority Revenue, Franciscan Communities St. Mary of The Woods Inc., LOC-Sovereign Bank FSB, LOC-BANCO Santander SA	0.330%	5/15/38	7,685,000	7,685,000	(a)(b)
University of Toledo, OH, General Receipts Revenue, BAN	1.500%	6/1/11	1,000,000	1,000,000
Washington County, OH, Hospital Revenue, Marietta Area Health Care Inc., AGM, SPA-Bank One N.A.	0.230%	12/1/33	712,000	712,000	(a)(b)
Total Ohio				48,960,566
Oklahoma — 1.9%
Oklahoma Development Finance Authority Revenue, Inverness Village Project, LOC-KBC Bank	0.190%	1/1/42	15,475,000	15,475,000	(a)(b)
Oklahoma Development Finance Authority, Health System Revenue, TECP, Integris Baptist Medical Center Inc.	0.300%	6/14/11	8,400,000	8,400,000
Total Oklahoma				23,875,000
Oregon — 0.9%
Clackamas County, OR, Hospital Facility Authority, TECP:
Providence Health System	0.350%	6/6/11	3,400,000	3,400,000
Providence Health System	0.320%	6/22/11	3,400,000	3,400,000
Oregon State Facilities Authority Revenue, Episcopal School Projects, LOC-U.S. Bank	0.180%	10/1/34	2,830,000	2,830,000	(a)(b)
Salem, OR, Hospital Facilities Authority Revenue, Capital Manor Inc. Project, LOC-Bank of America	0.200%	5/1/37	1,480,000	1,480,000	(a)(b)
Total Oregon				11,110,000
Pennsylvania — 6.3%
Adams County, PA, IDA Revenue, LOC-PNC Bank N.A.	0.220%	6/1/32	3,000,000	3,000,000	(a)(b)
Allegheny County, PA, GO, LOC-JPMorgan Chase	0.200%	11/1/16	1,400,000	1,400,000	(a)(b)

See Notes to Financial Statements.

Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report	19

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Allegheny County, PA, IDA, Little Sisters of the Poor Project, LOC-PNC Bank N.A.	0.180%	1/1/28	$3,125,000	$3,125,000	(a)(b)
Berks County, PA, IDA, Student Housing Revenue, CHF-Kutztown LLC, LOC-Sovereign Bank FSB, LOC-Banco Santander SA	0.600%	7/1/37	1,800,000	1,800,000	(a)(b)
Central Dauphin, PA, School District, GO, State Aid Witholding	2.000%	12/1/11	600,000	604,482
Chester County, PA, HEFA Revenue, Barclay Friends Project, LOC-Wells Fargo Bank N.A.	0.280%	8/1/25	4,145,000	4,145,000	(a)(b)
Cumberland County, PA, Municipal Authority Revenue, Asbury Obligated Group, LOC-KBC Bank N.V.	0.190%	1/1/41	2,790,000	2,790,000	(a)(b)
Geisinger Authority, PA, Health System Revenue, Geisinger Health System, SPA-PNC Bank N.A.	0.090%	8/1/28	3,500,000	3,500,000	(a)(b)
Lancaster, PA, IDA Revenue, Hospice Lancaster County Project, LOC-PNC Bank N.A.	0.180%	7/1/37	3,845,000	3,845,000	(a)(b)
Luzerne County, PA, IDA Revenue, Methodist Homes for the Aging of Wyoming Conference, Sovereign Bank FSB, Banco Santander PR	0.700%	2/1/29	4,780,000	4,780,000	(a)(b)
Montgomery County, PA, IDA Revenue, LaSalle College, LOC-PNC Bank N.A.	0.180%	11/1/37	9,200,000	9,200,000	(a)(b)
Pennsylvania Economic Development Financing Authority Revenue, NHS-AVS LLC, LOC-Commerce Bank	0.160%	12/1/38	1,000,000	1,000,000	(a)(b)
Pennsylvania Housing Finance Agency, Building Development, SPA-PNC Bank N.A.	0.170%	1/1/34	4,990,000	4,990,000	(a)(b)
Philadelphia, PA, Hospitals and Higher EFA Revenue, Children’s Hospital Philadelphia, SPA-Bank of America	0.120%	2/15/21	800,000	800,000	(a)(b)
Philadelphia, PA, GO, TRAN	2.000%	6/30/11	7,000,000	7,007,180
Pittsburgh & Allegheny County, PA, Sports & Exhibition Authority, AGM, SPA-PNC Bank	0.300%	11/1/38	17,000,000	17,000,000	(a)(b)
Ridley, PA, School District, GO, LOC-TD Bank N.A.	0.190%	11/1/29	2,825,000	2,825,000	(a)(b)
Wallingford-Swarthmore, PA, School District, GO	0.550%	5/1/26	6,940,000	6,940,000	(a)(b)
Total Pennsylvania				78,751,662
South Carolina — 1.0%
Lexington, SC, GO, BAN	1.250%	6/30/11	500,000	500,217
Rock Hill, SC, Utility System Revenue, RAN	1.250%	12/16/11	4,350,000	4,360,288
South Carolina Jobs EDA, Health Sciences Medical University, LOC-Wells Fargo Bank N.A.	0.280%	12/1/19	4,500,000	4,500,000	(a)(b)
South Carolina, EFA, Private Non-Profit Institutions, Newberry College, LOC-Branch Banking & Trust	0.210%	6/1/35	2,760,000	2,760,000	(a)(b)
Total South Carolina				12,120,505

See Notes to Financial Statements.

20	Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Tennessee — 0.4%
Blount County, TN, Public Building Authority:
Local Government Public Improvement, LOC-Branch Banking & Trust	0.210%	6/1/37	$1,475,000	$1,475,000	(a)(b)
Local Government Public Improvement, LOC-Branch Banking & Trust	0.210%	6/1/39	935,000	935,000	(a)(b)
Metropolitan Government of Nashville & Davidson County, TN, Industrial Development Board Revenue, YMCA Projects, LOC-Bank of America N.A.	0.240%	12/1/18	2,300,000	2,300,000	(a)(b)
Total Tennessee				4,710,000
Texas — 6.7%
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue:
Methodist Hospital	0.100%	12/1/27	4,500,000	4,500,000	(a)(b)
YMCA of the Greater Houston Area, LOC-Bank of America N.A.	0.130%	6/1/38	4,500,000	4,500,000	(a)(b)
Harris County, TX, Cultural Education Facilities Finance Corp. Special Facilities Revenue, Texas Medical Center, LOC-JPMorgan Chase	0.110%	9/1/31	1,500,000	1,500,000	(a)(b)
Harris County, TX, Cultural Educational Facilities Finance Corp., TECP:
Methodist Hospital System	0.350%	6/7/11	11,200,000	11,200,000
Methodist Hospital System	0.400%	11/3/11	6,650,000	6,650,000
Harris County, TX, Health Facilities Development Corp. Revenue:
Methodist Hospital System	0.100%	12/1/41	3,800,000	3,800,000	(a)(b)
Methodist Hospital System	0.100%	12/1/41	1,000,000	1,000,000	(a)(b)
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare Systems, AGM, SPA-Dexia Credit Local	0.550%	6/1/27	10,900,000	10,900,000	(a)(b)
Houston, TX, Higher Education Finance Corp., TECP:
Rice University	0.350%	6/14/11	1,800,000	1,800,000
Rice University	0.340%	8/1/11	3,500,000	3,500,000
Rice University	0.340%	8/5/11	3,400,000	3,400,000
Rice University	0.340%	8/9/11	3,400,000	3,400,000
Houston, TX, TECP, Hotel Occupancy Tax and Parking Revenue, LOC-Union Bank N.A.	0.230%	6/2/11	500,000	500,000
Metropolitan Higher Education Authority, TX, Revenue, University of Dallas, LOC-JPMorgan Chase	0.200%	8/1/38	1,900,000	1,900,000	(a)(b)
San Antonio, TX, Electric and Gas, TECP, LOC-State Street Bank & Trust Co. & Bank of America N.A.	0.260%	7/13/11	16,685,000	16,685,000

See Notes to Financial Statements.

Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report	21

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Splendora, TX, Higher Education Facilities Corp. Revenue, Fellowship Christian Project, LOC-Bank of America N.A.	0.370%	1/1/17	$1,940,000	$1,940,000	(a)(b)
University of North Texas, TECP	0.330%	8/5/11	800,000	800,000
University of North Texas, TECP	0.320%	10/11/11	3,505,000	3,505,000
University of North Texas, TECP	0.320%	10/11/11	2,300,000	2,300,000
Total Texas				83,780,000
Utah — 0.8%
Utah County, UT, Heritage Schools Project, LOC-U.S. Bank	0.200%	12/1/15	2,540,000	2,540,000	(a)(b)
Utah Water Finance Agency Revenue, LIQ-JPMorgan Chase	0.180%	10/1/37	5,300,000	5,300,000	(a)(b)
Weber County, UT, Hospital Revenue, IHC Health Services Inc., SPA-Landesbank Hessen-Thuringen	0.130%	2/15/31	1,700,000	1,700,000	(a)(b)
Total Utah				9,540,000
Vermont — 0.3%
Vermont Housing Finance Agency, Student Housing Facilities Revenue, West Block University Vermont Project, LOC-Sovereign Bank FSB & Lloyds TSB Bank PLC	0.600%	7/1/37	3,300,000	3,300,000	(a)(b)
Virginia — 1.8%
Albemarle County, VA, EDA, Hospital Revenue, Martha Jefferson Hospital, LOC-Branch Banking & Trust	0.190%	10/1/48	3,900,000	3,900,000	(a)(b)
Caroline County, VA, IDA, EDR:
Meadow Event Park, LOC-AgFirst Farm Credit Bank	0.230%	12/1/37	4,985,000	4,985,000	(a)(b)
Meadow Event Park, LOC-AgFirst Farm Credit Bank	0.230%	12/1/37	2,020,000	2,020,000	(a)(b)
James City County, VA, EDA, Residential Care Facility, Virginia United Methodist Homes Inc., LOC-LaSalle Bank N.A.	0.200%	7/1/17	2,000,000	2,000,000	(a)(b)
Lynchburg, VA, IDA Revenue:
Centra Health Inc., NATL, LOC-Branch Banking & Trust	0.210%	1/1/35	2,050,000	2,050,000	(a)(b)
Central Health, NATL, LOC-Branch Banking & Trust	0.210%	1/1/35	6,700,000	6,700,000	(a)(b)
Lynchburg, VA, IDA, Recreational Facilities Revenue, YMCA of Central Virginia, LOC-Wells Fargo Bank N.A.	0.280%	5/1/23	900,000	900,000	(a)(b)
Virginia College Building Authority, VA, Educational Facilities Revenue, 21st Century College, SPA-Wells Fargo Bank N.A.	0.140%	2/1/26	570,000	570,000	(a)(b)
Total Virginia				23,125,000

See Notes to Financial Statements.

22	Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Institutional AMT Free Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Washington — 2.6%
Bremerton, WA, Kitsap Regional Conference Center, LOC-Bank of America N.A.	0.410%	12/1/28	$1,800,000	$1,800,000	(a)(b)
Everett, WA, GO, LOC-Bank of America	0.200%	12/1/21	2,280,000	2,280,000	(a)(b)
King County, WA, Sewer Revenue, Junior Lien, LOC-Landesbank Hessen-Thuringen	0.200%	1/1/32	400,000	400,000	(a)(b)
Washington State HFC, Non-Profit Housing Revenue, Panorama City Project, LOC-Wells Fargo Bank N.A.	0.180%	1/1/27	4,530,000	4,530,000	(a)(b)
Washington State Higher EFA Revenue:
Seattle University Project, LOC-U.S. Bank N.A.	0.180%	5/1/28	5,620,000	5,620,000	(a)(b)
University of Puget Sound Project A, LOC-Bank of America N.A.	0.210%	10/1/30	2,925,000	2,925,000	(a)(b)
University of Puget Sound Project, LOC-Bank of America	0.210%	10/1/36	6,000,000	6,000,000	(a)(b)
Washington State Housing Finance Commission:
Single-Family Program, GNMA, FNMA, FHLMC, LIQ-State Street Bank & Trust Co.	0.190%	6/1/39	5,500,000	5,500,000	(a)(b)
United Way of King County Project, LOC-Bank of America	0.280%	3/1/28	1,500,000	1,500,000	(a)(b)
Washington State Housing Finance Commission, Non-Profit Housing Revenue, Franke Tobey Jones Project, LOC-Wells Fargo Bank N.A.	0.170%	9/1/33	1,800,000	1,800,000	(a)(b)
Total Washington				32,355,000
Wisconsin — 0.7%
Luxemburg-Casco, WI, School District, Brown & Kewaunee Counties, BAN	2.000%	12/12/11	920,000	924,711
Public Finance Authority, WI, Continuing Care Retirement Community Revenue, Glenridge Palmer Ranch, LOC-Bank of Scotland	0.130%	6/1/41	5,000,000	5,000,000	(a)(b)
Wisconsin State HEFA Revenue, Gundersen Lutheran, AGM, SPA-Dexia Public Finance Bank	1.000%	12/1/15	3,140,000	3,140,000	(a)(b)
Total Wisconsin				9,064,711
Total Investments — 99.8% (Cost — $1,253,989,050#)				1,253,989,050
Other Assets in Excess of Liabilities — 0.2%				2,373,041
Total Net Assets — 100.0%				$1,256,362,091

(a)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(b)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

(c)	Maturity date shown represents the mandatory tender date.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report	23

Western Asset Institutional AMT Free Municipal Money Market Fund

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
BAN	— Bond Anticipation Notes
CDA	— Communities Development Authority
COP	— Certificates of Participation
CSD	— Central School District
CTFS	— Certificates
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
HFC	— Housing Finance Commission
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
IFA	— Industrial Finance Agency
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
MUD	— Municipal Utility District
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PFA	— Public Facilities Authority
Q-SBLF	— Qualified School Board Loan Fund
RAN	— Revenue Anticipation Notes
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TAN	— Tax Anticipation Notes
TECP	— Tax Exempt Commercial Paper
TRAN	— Tax and Revenue Anticipation Note
USD	— Unified School District

See Notes to Financial Statements.

24	Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report

Schedule of investments (cont’d)

May 31, 2011

Western Asset Institutional AMT Free Municipal Money Market Fund

Summary of Investments by Industry*
Health care	28.6%
General obligation	17.8
Education	15.9
Miscellaneous	9.6
Public facilities	7.4
Industrial revenue	4.4
Utilities	4.1
Water & sewer	2.5
Transportation	2.3
Finance	1.9
Housing: single family	1.9
Power	1.6
Housing: multi-family	1.0
Solid waste/resource recovery	0.5
Pollution control	0.3
Tax allocation	0.1
Life care systems	0.1
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of May 31, 2011 and are subject to change.

Ratings table† (unaudited)
Standard & Poor’s/Moody’s/Fitch‡
A-1	46.3%
VMIG 1	28.0
SP-1	5.5
F-1	4.7
P-1	3.9
MIG 1	3.0
AA/Aa	0.5
NR	8.1
100.0%

†	As a percentage of total investments.

‡	Standard & Poor’s primary rating; Moody’s secondary, then Fitch. The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower.

See pages 25 through 28 for definitions of ratings.

See Notes to Financial Statements.

Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report	25

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

26	Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report

Long-term security ratings (unaudited) (cont’d)

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	—

Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report	27
B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.
NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

28	Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report

Short-term security ratings (unaudited) (cont’d)

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.
NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report	29

Statement of assets and liabilities

May 31, 2011

Assets:
Investments, at value	$1,253,989,050
Cash	67,655
Interest receivable	2,421,217
Receivable for Fund shares sold	147,052
Prepaid expenses	43,979
Total Assets	1,256,668,953

Liabilities:
Investment management fee payable	194,918
Distributions payable	5,590
Payable for Fund shares repurchased	249
Accrued expenses	106,105
Total Liabilities	306,862
Total Net Assets	$1,256,362,091

Net Assets:
Par value (Note 4)	$12,564
Paid-in capital in excess of par value	1,256,510,174
Overdistributed net investment income	(1)
Accumulated net realized loss on investments	(160,646)
Total Net Assets	$1,256,362,091

Shares Outstanding:
Institutionalshares	1,256,375,768

Net Asset Value:
Institutionalshares	$1.00

See Notes to Financial Statements.

30	Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report

Statement of operations

For the Year Ended May 31, 2011

Investment Income:
Interest	$5,384,421

Expenses:
Investment management fee (Note 2)	3,213,998
Legal fees	107,785
Registration fees	91,589
Shareholder reports	72,684
Fund accounting fees	47,469
Audit and tax	31,400
Insurance	30,493
Transfer agent fees	13,042
Trustees’ fees	10,077
Custody fees	8,647
Miscellaneous expenses	10,665
Total Expenses	3,637,849
Less: Fees forgone and/or expense reimbursements (Note 2)	(985,557)
Net Expenses	2,652,292
Net Investment Income	2,732,129
Net Realized Gain on Investments	11,939
Increase in Net Assets from Operations	$2,744,068

See Notes to Financial Statements.

Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report	31

Statements of changes in net assets

For the Years Ended May 31,	2011	2010

Operations:
Net investment income	$2,732,129	$2,479,513
Net realized gain (loss)	11,939	(2,228)
Proceeds from settlement of a regulatory matter	—	361,739
Increase in Net Assets From Operations	2,744,068	2,839,024

Distributions to Shareholders From (Notes 1 and 5):
Net investment income	(3,093,868)	(2,486,877)
Decrease in Net Assets From Distributions to Shareholders	(3,093,868)	(2,486,877)

Fund Share Transactions (Note 4):
Net proceeds from sale of shares	1,388,271,264	2,064,112,831
Reinvestment of distributions	2,977,445	2,359,958
Cost of shares repurchased	(1,473,145,142)	(2,743,560,993)
Decrease in Net Assets From Fund Share Transactions	(81,896,433)	(677,088,204)
Decrease in Net Assets	(82,246,233)	(676,736,057)

Net Assets:
Beginning of year	1,338,608,324	2,015,344,381
End of year*	$1,256,362,091	$1,338,608,324
* Includes (overdistributed) and undistributed net investment income, respectively, of:	$(1)	$361,738

See Notes to Financial Statements.

32	Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Institutional Shares[1]	2011	2010	2009		2008		2007

Net asset value, beginning of year	$1.000	$1.000	$1.000		$1.000		$1.000

Income (loss) from operations:
Net investment income	0.002	0.002	0.015		0.029		0.034
Net realized gain (loss)	0.000 [2]	(0.001)	(0.000)	[2]	0.000	[2]	0.000	[2]
Total income from operations	0.002	0.001	0.015		0.029		0.034

Less distributions from:
Net investment income	(0.002)	(0.001)	(0.015)		(0.029)		(0.034)
Net realized gains	—	—	(0.000)	[2]	(0.000)	[2]	(0.000)	[2]
Total distributions	(0.002)	(0.001)	(0.015)		(0.029)		(0.034)

Net asset value, end of year	$1.000	$1.000	$1.000		$1.000		$1.000
Total return[3]	0.23%	0.15%	1.49%		2.98%		3.46%

Net assets, end of year (millions)	$1,256	$1,339	$2,015		$3,136		$3,155

Ratios to average net assets:
Gross expenses	0.28%	0.29%[4]	0.28%[4]		0.25%		0.25%[5]
Net expenses[6,7,8]	0.20	0.24 [4]	0.26	[4]	0.23		0.23	[5]
Net investment income	0.21	0.16	1.53		2.93		3.41

[1]	Effective September 28, 2009, Class A shares were renamed Institutional Shares.

[2]	Amount represents less than $0.001 per share.

[3]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.27% and 0.22% for the year ended May 31, 2010, respectively, and 0.25% and 0.23% for the year ended May 31, 2009, respectively.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.25% and 0.23%, respectively.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Institutional Shares did not exceed 0.23%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	Reflects fees forgone and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Institutional AMT Free Municipal Money Market Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. In accordance with Rule 2a-7 under the 1940 Act, money market instruments are valued at amortized cost, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

34	Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-term investments†	—	$1,253,989,050	—	$1,253,989,050

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report	35

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to shareholders. Distributions from net investment income of the shares of the Fund are declared each business day and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

36	Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report

Notes to financial statements (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.250%
Next $1 billion	0.225
Next $3 billion	0.200
Next $5 billion	0.175
Over $10 billion	0.150

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Fund’s Institutional Shares did not exceed 0.23%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the year ended May 31, 2011, fees forgone and/or expenses reimbursed amounted to $985,557.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended May 31, 2011, the Fund did not invest in derivative instruments and does not have any intention to do so in the future.

4. Shares of beneficial interest

At May 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued on reinvestment of dividends declared,

Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report	37

and shares repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

5. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date
Daily 06/30/2011	$0.000131

The tax character of distributions paid during the fiscal years ended May 31 were as follows:

	2011	2010
Distributions Paid From:
Tax-exempt income	$3,064,156	$2,486,877
Ordinary income	29,712	—
Total distributions paid	$3,093,868	$2,486,877

As of May 31, 2011, there were no significant differences between the book and tax components of net assets.

The Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2017	$(158,418)
5/31/2018	(2,228)
$(160,646)

These amounts will be available to offset future taxable capital gains. During the current year, the Fund utilized $11,939 of its capital loss carryover from prior years.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

6. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”) a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created

38	Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report

Notes to financial statements (cont’d)

various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report	39

7. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York

against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust.

The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31,

40	Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report

Notes to financial statements (cont’d)

2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted.

8. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending May 31, 2012.

Western Asset Institutional AMT Free Municipal Money Market Fund 2011 Annual Report	41

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Institutional Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Institutional AMT Free Municipal Money Market Fund, a series of Legg Mason Partners Institutional Trust, including the schedule of investments, as of May 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Institutional AMT Free Municipal Money Market Fund as of May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 19, 2011

42	Western Asset Institutional AMT Free Municipal Money Market Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Institutional AMT Free Municipal Money Market Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926 or 1-212-857-8181.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Western Asset Institutional AMT Free Municipal Money Market Fund	43

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	None
Rainer Greeven
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

44	Western Asset Institutional AMT Free Municipal Money Market Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	None
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Western Asset Institutional AMT Free Municipal Money Market Fund	45

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken, CFA[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	156
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

46	Western Asset Institutional AMT Free Municipal Money Market Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Institutional AMT Free Municipal Money Market Fund	47

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

48	Western Asset Institutional AMT Free Municipal Money Market Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2011:

Record date:	Daily	Daily		Daily	Daily		Daily
Payable date:	6/30/2010	7/30/2010		8/31/2010	9/30/2010		10/29/2010
Tax-exempt interest	100.00%	95.50%		98.88%	98.98%		98.96%
Ordinary income	—	4.50	%*	1.12%*	1.02	%*	1.04	%*

Record date:	Daily	Daily		Daily
Payable date:	11/30/2010	12/31/2010		January 2011 through May 2011
Tax-exempt interest	99.02%	99.54%		100.00%
Ordinary income	0.98%*	0.46	%*	—

The following information is applicable to non-U.S. resident shareholders:

*	All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset

Institutional AMT Free Municipal Money Market Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

MarkT. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Institutional AMT Free Municipal Money Market Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset Institutional AMT Free Municipal Money Market Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926 or 1-212-857-8181.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926 or 1-212-857-8181, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Institutional AMT Free Municipal Money Market Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX13770 7/11 SR11-1417

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2010 and May 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $83,100 in 2010 and $124,500 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $15,000 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Institutional Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional $9,600 in 2010 and $3,300 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date:	July 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date:	July 25, 2011

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Institutional Trust

Date:	July 25, 2011